CERTAIN TRANSACTIONS	3 Months Ended
Mar. 31, 2014
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

On February 21, 2014, Teva completed the acquistion of NuPathe Inc. ("NuPathe"). NuPathe's leading product is Zecuity®, the only prescription migraine patch approved by the FDA for the acute treatment of migraine with or without aura in adults.

Teva purchased all of NuPathe's shares for consideration of $163 million. Teva may be required to make additional payments upon the achievement of sales-based milestones for Zecuity®. These potential additional payments were evaluated at a preliminary fair value of approximately $130 million as of the acquisition date.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.